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                                                                    EXHIBIT 10.2

                           FORM OF PURCHASE AGREEMENT


                     $__________ AGGREGATE PRINCIPAL AMOUNT

                         INTERSTATE BAKERIES CORPORATION

                6% SENIOR SUBORDINATED CONVERTIBLE NOTES DUE 2014


                               PURCHASE AGREEMENT


                                                                 August 11, 2004
[NAME]
[ADDRESS]
[CITY, STATE  ZIP]

Ladies and Gentlemen:

         Interstate Bakeries Corporation, a Delaware corporation (the "COMPANY"), has authorized the issuance and sale of up to $120,000,000 principal amount of its 6% Senior Subordinated Convertible Notes due 2014 (the "NOTES"). The Company proposes, subject to the terms and conditions stated herein, to issue and sell on the Closing Date (as defined in Section 1 below) $__________ principal amount of the Notes (the "FIRM SECURITIES") to ________ (the "PURCHASER"). The Company also proposes to issue and sell to the Purchaser up to an additional $__________ principal amount of the Notes (the "ADDITIONAL SECURITIES" and, together with the Firm Securities, the "SECURITIES") if and to the extent that the Purchaser shall have determined to exercise the right to purchase such Additional Securities granted to the Purchaser in Section 1 hereof. The Notes will be issued pursuant to an indenture (the "INDENTURE") dated as of the Closing Date (as defined below) among the Company, the Guarantor parties thereto and U.S. Bank National Association, as Trustee (the "TRUSTEE"). The Notes will be convertible into shares (the "UNDERLYING SECURITIES") of common stock of the Company, par value $.01 per share (the "COMMON STOCK") on the terms, and subject to the conditions, set forth in the Indenture. Concurrently with the issuance and sale of Securities contemplated by this Agreement, the Company intends to issue and sell to certain other purchasers (the "ADDITIONAL PURCHASERS"), on terms and conditions that are identical to those applicable to the sale of the Firm Securities herein, an additional $_______ aggregate principal amount of the Notes. In connection with such sales, the Company will grant to each such Additional Purchaser the right to purchase, on terms and conditions that are identical to those applicable to the sale of the Additional Securities herein, up to an aggregate principal amount of Notes equal to 20% of the aggregate principal amount of the Notes initially purchased by such Additional Purchaser.

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         The Company's obligations under the Notes, other than its obligations in respect of conversion of the Notes and the issuance of the Underlying Securities thereupon, will be guaranteed (the "PAYMENT GUARANTEES") by each of the Company's subsidiaries listed on Schedule I hereto and any future domestic guarantors party to the Indenture (each, a "GUARANTOR" and, collectively, the "GUARANTORS").

         The Notes, the Payment Guarantees and the Underlying Securities will be offered without being registered under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "SECURITIES ACT"), in reliance on an exemption therefrom.

         The Purchaser will be entitled to the benefits of a Registration Rights Agreement covering the Underlying Securities dated as of the Closing Date among the Company, the Purchaser and the Additional Purchasers (the "REGISTRATION RIGHTS AGREEMENT").

         This Agreement, the Indenture, the Notes, the Payment Guarantees and the Registration Rights Agreement are referred to herein collectively as the "TRANSACTION DOCUMENTS".

         The Company hereby agrees with the Purchaser as follows:

         1. Agreements to Sell and Purchase. The Company agrees to issue and sell the Firm Securities to the Purchaser as hereinafter provided, and the Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company the Firm Securities at a purchase price of 100% of the principal amount thereof (the "PURCHASE PRICE").

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Purchaser the Additional Securities, and the Purchaser shall have the right to purchase in whole, and not in part, the Additional Securities at the Purchase Price plus accrued interest, if any, from the Closing Date to the date of payment and delivery (the "OPTION"). If the Purchaser exercises the Option, the Purchaser shall so notify the Company in writing (the "OPTION EXERCISE NOTICE") not later than the end of the Exercise Period (as hereinafter defined), which Option Exercise Notice shall specify the date on which the Additional Securities are to be purchased. Such date may be the same as the Closing Date but not earlier than the Closing Date nor later than five business days after the date of such Option Exercise Notice. For purposes of this paragraph, the "EXERCISE PERIOD" means the period beginning on the date hereof and ending on October 10, 2004 (the "INITIAL EXPIRATION DATE"), as extended pursuant to the next succeeding sentence. If (x) at the time that the Holder delivers the Option Exercise Notice, if such Option Exercise Notice is delivered prior to October 5, 2004, (the "THRESHOLD DATE"), or (y) from and after the Threshold Date and prior to the Initial Expiration


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Date, a pending corporate development occurs or exists with respect to the
Company that would cause the Company to deliver a Suspension Notice (as defined in the Registration Rights Agreement) pursuant to the terms of the Registration Rights Agreement if the Registration Statement (as defined in the Registration Rights Agreement) were effective at such time, then the Company shall deliver to the Purchaser (i) a written notice indicating that the Exercise Period is suspended, that the Option Exercise Notice, if any, is void as if never delivered by the Purchaser and that the Purchaser shall not be entitled to exercise the Option until the Company has delivered the notice set forth in the following clause (ii) and (ii) upon termination of such suspension, a written notice indicating that the Exercise Period has been resumed and the new termination date of the Exercise Period, which shall coincide with the number of days the Exercise Period was suspended plus one business day.

         The Company hereby agrees that, without the prior written consent of the Holders of more than 50% of the aggregate principal amount of the Securities at the time outstanding (the "MAJORITY HOLDERS"), it will not, (x) during the period ending 90 days after the date of this Agreement, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, and (y) during the period ending on the later of 90 days after the date of this Agreement and the date the registration statement required under the Registration Rights Agreement is declared effective, file with the Securities and Exchange Commission (the "COMMISSION") a registration statement under the Securities Act relating to any additional shares of its Common Stock or securities convertible into, or exchangeable for, any shares of its Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the sale of the Securities under this Agreement or the issuance of the Underlying Securities,
(B) the grant by the Company of employee, director or consultant stock options,
(C) the grant or issuance by the Company of Common Stock options or warrants to as full or partial payment of a customary advisory fee payable to a nationally recognized financial institution in connection with a strategic transaction or financing, (D) the grant of warrants exercisable solely for cash at a premium to the then current market price of the Common Stock, which warrants are not a principal component of an asset based financing with a national recognized commercial banking institution making asset based loans in the ordinary course of its business, (E) the issuance by the Company of any shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof (provided that the terms of such options or warrants are not amended or modified in any manner after the date hereof) or an option or warrant issued or granted in compliance with this paragraph, and (F) the


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filing of any registration statement in respect of the Underlying Securities
(the "EXCLUSIONS").

         In addition, the Company agrees to use its best efforts to prevent its executive officers and directors, in the aggregate, from taking any of the actions set forth in clauses (i) and (ii) in the immediately preceding paragraph with respect to in excess of 250,000 shares of Common Stock without the prior written consent of the Majority Holders.

         2. Closing. Payment for the Firm Securities shall be made by the Purchaser to the Company to an account specified in writing by the Company to the Purchaser in Federal or other funds immediately available in New York City against delivery to the Purchaser of such Firm Securities in the form specified by the Purchaser at 10:00 a.m., New York City time, on August 12, 2004, or at such other time on the same or such other date, as shall be mutually agreed upon by the Company and the Purchaser. The time and date of such payment and delivery are hereinafter referred to as the "CLOSING DATE."

         Payments for the Additional Securities purchased pursuant to the option granted to the Purchaser in Section 1 above shall be made by the Purchaser to the Company to an account specified in writing by the Company to the Purchaser in Federal or other funds immediately available in New York City against delivery of such Additional Securities in the form specified by the Purchaser to the Purchaser at 10:00 a.m., New York City time, on the date specified in the notice described in Section 1 or at such other time on the same or on such other date, in any event not later than October 12, 2004, as shall be mutually agreed upon by the Company and the Purchaser. The time and date of each such payment and delivery are hereinafter referred to as an "OPTION CLOSING DATE."

         3. Representations and Warranties. The Company and each Guarantor, jointly and severally, represents and warrants to the Purchaser that:

                  (a) the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "EXCHANGE ACT") since May 31, 2003, when such documents (as amended or supplemented from time to time prior to the date hereof, including the exhibits thereto, the "EXCHANGE ACT DOCUMENTS") were filed with the Commission, (i) conformed in all material respects to the requirements of the Exchange Act and (ii) did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except, in each case, for the effect, if any, of the matters discussed or referenced in the Company's Current Reports on Form 8-K filed with the Commission on June 3, 2004, July 9, 2004, July 29, 2004, August 10, 2004 and the 8-K related solely to the press


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         release issued by the Company at 7:30 a.m. on August 11, 2004 (the
         "LATEST 8-KS");

                  (b) (i) the financial statements included in the Exchange Act Documents present fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified, (ii) said financial statements have been prepared in conformity with generally accepted accounting principles and practices ("GAAP") applied on a consistent basis; (iii) the supporting schedules, if any, in the Exchange Act Documents present fairly the information required to be stated therein, (iv) the other financial and statistical information and any other financial data set forth in the Exchange Act Documents present fairly, in all material respects, the information purported to be shown thereby at the respective dates or for the respective periods to which they apply and (v) to the extent that such information is set forth in or has been derived from the financial statements and accounting books and records of the Company, have been prepared on a basis consistent with such financial statements and the books and records of the Company; except, in each case, for the effect, if any, of the matters discussed or referenced in the Latest 8-Ks;

                  (c) since the Company's Quarterly Report on Form 10-Q filed with the Commission on April 19, 2004 (the "LATEST 10-Q"), there has not been any Material Adverse Change affecting the Company or the Significant Subsidiaries which has not been publicly disclosed by the Company;

                           (i) as used in this agreement, "MATERIAL ADVERSE CHANGE" or "MATERIAL ADVERSE EFFECT" means any change or effect that would be materially adverse to the business, properties, financial condition or results of operations of the Company and its subsidiaries which are "significant subsidiaries" within the meaning of Regulation S-X promulgated under the Securities Act (each, a "SIGNIFICANT SUBSIDIARY" and collectively, the "SIGNIFICANT SUBSIDIARIES"), taken as a whole, or to the ability of the Company or any Guarantor to consummate the transactions contemplated hereby and by the other Transaction Documents; provided, that none of the following shall be deemed to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect or Material Adverse Change: any adverse change, event, development, or effect arising from or relating directly or indirectly to (1) any of the matters discussed or referenced in the Latest 8-Ks,
         (2) the second, third and fourth and fifth amendments (collectively, the "BANK AMENDMENTS") of the Company's Amended and Restated Credit Agreement, dated as of April 25, 2002 (as amended, supplemented or otherwise modified from time to


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         time, the "CREDIT AGREEMENT"), true, correct and complete copies of which will be provided to the Purchaser, or (3) any downgrade in the Company's general credit rating or the rating of any indebtedness of the Company or any change in outlook in respect of any such indebtedness by either Standard & Poor's Rating Services or Moody's Investors Service, or by any other national or regional rating agency (the matters set forth in (2) and (3) above, collectively, the "CREDIT-RELATED EVENTS").

                  (d) since the Latest 10-Q, there has not been any (i) change in the capital stock or long-term debt of the Company or any Guarantor, (ii) issuance of any options, warrants, convertible securities or rights to purchase capital stock of the Company or any Guarantor, except for changes occurring in the ordinary course of business, changes in outstanding Common Stock resulting from transactions relating to employee benefit plans or dividend reinvestment, stock option, stock award and stock purchase plans and for any other changes any of the foregoing of which do not, individually or in the aggregate, constitute a Material Adverse Change;

                  (e) since the Latest 10-Q, neither the Company nor any Guarantor has entered into any transaction or agreement that has or would be reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole;

                  (f) since the Latest 10-Q, the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock;

                  (g) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Exchange Act Documents, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts its business in a manner or to an extent that would require such qualification, other than such failures to be so qualified or in good standing as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

                  (h) each of the Guarantors has been duly incorporated or formed and is validly existing as a corporation or limited liability company under the laws of its jurisdiction of incorporation or formation, with corporate or limited liability company power and authority to own or lease its properties and conduct its business as described in the Exchange Act Documents, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each


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         jurisdiction in which it owns or leases properties or conducts its business in a manner or to an extent that would require such qualification, other than such failures to be so qualified or in good standing as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and all the outstanding shares of capital stock or limited liability company interests of each Guarantor have been duly authorized and validly issued, are fully-paid and non-assessable, and, except as set forth in the Exchange Act Documents, are owned by the Company, directly or indirectly, free and clear of all claims, liens, encumbrances, security interests, restrictions upon voting or transfer and adverse interests and no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of, or ownership interests in, any such Guarantor are outstanding;

                  (i) the Company and each Guarantor has full corporate or limited liability company power and authority to enter into the Transaction Documents to which it is a party and to perform and discharge its obligations thereunder; each Transaction Document to which it is a party has been duly authorized, executed and delivered by the Company and each Guarantor and constitutes the legal, valid and binding obligations of the Company and each Guarantor, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

                  (j) immediately prior to the transactions contemplated hereby, the authorized, issued and outstanding capital stock of the Company is as set forth in the Latest 10-Q except for changes occurring in the ordinary course of business, changes in outstanding Common Stock resulting from transactions relating to employee benefit plans or dividend reinvestment, stock option, stock award and stock purchase plans and for any other changes any of the foregoing of which do not, individually or in the aggregate, constitute a Material Adverse Change; except for this Agreement and the Registration Rights Agreement or stock purchase plans, there are no contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the Company is a party, or by which it is bound, granting to any person the right to require the Company to file a registration statement under the Securities Act with respect to the Common Stock or requiring the Company to include any Common Stock with the Underlying Securities registered pursuant to any registration statement;


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                  (k)      the shares of Common Stock outstanding on the date
         hereof have been duly authorized and are validly issued, fully paid and non-assessable;

                  (l) the Securities have been duly authorized by the Company, and when duly executed, authenticated, issued and delivered as provided in the Indenture (assuming due authentication of the Securities by the Trustee) and paid for as provided herein will constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

                  (m) the Indenture has been duly authorized by the Company and each Guarantor, and when executed and delivered by the Company and each Guarantor (assuming the authorization, execution and delivery by the Trustee) will be a legal, valid and binding instrument of the Company and each Guarantor, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

                  (n) upon issuance and delivery of the Securities in accordance with the Agreement and the Indenture, the Securities will be convertible at the option of the holder thereof into shares of the Underlying Securities in accordance the terms of the Indenture; the Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights;

                  (o) the Registration Rights Agreement has been duly authorized by the Company and when executed and delivered by the Company (assuming the due authorization, execution and delivery thereof by the Purchaser and the Additional Purchasers) shall constitute the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to


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         enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto;

                  (p) the Guarantors constitute all of the Subsidiaries of the Company that are guarantors under the Credit Agreement; and the Guarantees of each of the Guarantors have been duly authorized by all necessary corporate or limited liability company action, as applicable, of each of the Guarantors and, when executed and delivered in accordance with the terms of the Indenture (assuming the due execution, issuance and authentication of the Securities in accordance with the terms of the Indenture and delivery and payment therefor by the Purchaser in accordance with the terms of this Agreement), the Payment Guarantees will be the legally valid and binding obligations of each of the foregoing Guarantors, enforceable against each of them in accordance with their terms;

                  (q) upon consummation of the transactions contemplated by this Agreement and the Bank Amendments, neither the Company nor any Guarantor is, or with the giving of notice or lapse of time or both will be, in violation of or in default under (i) its Certificate of Incorporation, Bylaws or other organizational documents, (ii) under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Guarantor is a party or by which it or any of them or any of their respective properties is bound, or (iii) any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, its subsidiaries or any of their respective properties or assets, as applicable, except, with respect to clauses
         (ii) and (iii), for violations and defaults which, individually or in the aggregate, have not or would not reasonably be expected to result in a Material Adverse Effect.

                  (r) the issue and sale of the Securities and the issuance by the Company of the Underlying Securities upon conversion of the Securities, the Guaranty of the Securities by the Guarantors in accordance with the terms of the Indenture, the performance by the Company and the Guarantors of all their respective obligations under the Transaction Documents to which they are party, and the consummation of the transactions herein and therein contemplated, will not (i) conflict with or result in a breach of any of the terms or provisions of, constitute a default (with or without the giving of notice or the passage of time or otherwise) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any


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         Guarantor under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound or to which any of the property or assets of the Company or any Guarantor is subject, except, in each case, for such conflicts, breaches, defaults, liens, charges or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect,
         (ii) result in any violation of the provisions of the Certificate of Incorporation or the Bylaws of the Company or any Guarantor that is a corporation or the certificate of formation or limited liability agreement of any Guarantor that is a limited liability company, (iii) result in any violation of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Guarantors or any of their respective properties, except for violations which would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company and the Guarantors of the transactions contemplated by any of the Transaction Documents, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications (A) as may be required under state securities or Blue Sky Laws in connection with the purchase of and any distribution of the Securities, Payment Guarantees or Underlying Securities by the Purchaser or under the Securities Act with respect to the registration of the Securities, Payment Guarantees and the Underlying Securities pursuant to the terms of the Registration Rights Agreement and (B) the absence of or failure by the Company or any Subsidiary to receive would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

                  (s) except as set forth in the Legal Proceedings section of the Company's Annual Report on Form 10-K for the year ended May 31, 2003 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 6, 2004, and the Company's Current Report on Form 8-K filed with the Commission on July 29, 2004, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Guarantor or any of their respective properties or to which the Company or any Guarantor is or may be a party or to which any property of the Company or any Guarantor is or may be the subject which, if determined adversely to the Company or any such Guarantor, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (t) neither the Company, nor any affiliate (as defined in Rule 501(b) of Regulation D) of the Company or any person acting on its or their behalf, has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require (i) the registration under the Securities Act of the issuance of any of the Securities contemplated hereby or (ii) the approval of the stockholders of the Company in accordance with the rules and regulations of the New York Stock Exchange, Inc. (the "NYSE");

                  (u) none of the Company, any affiliate of the Company or any person acting on its or their behalf has offered or sold any of the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act;

                  (v) assuming the accuracy of the representations of the Purchaser contained in Section 4 hereof and the Purchaser's compliance with the agreements set forth therein, it is not necessary in connection with the offer, sale and delivery of the Securities in the manner contemplated by this Agreement and the other Transaction Documents to register any of the Securities, Payment Guarantees or Underlying Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;

                  (w) neither the Company, nor any of its subsidiaries nor any of their officers or directors or any of their affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company;

                  (x) the Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the NYSE, and the Company has not taken any action designed to or reasonably likely to result in the termination of the registration of the Common Stock under the Exchange Act or delisting of the Common Stock from the NYSE; except for any actions directly or indirectly relating to matters discussed in the Latest 8-Ks;

                  (y) the Notes satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act;

                  (z) Deloitte & Touche LLP, who have certified the consolidated financial statements of the Company as of May 31, 2003, are independent public accountants within the meaning of the Securities Act;

                  (aa) other than as disclosed in, and during the period covered by, the Exchange Act Documents, the Company and the Guarantors have filed all federal, state, local and foreign tax returns which, to the Company's knowledge, the Company and the Guarantors have been required to file and have paid all taxes shown on the returns filed by them and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which adequate reserves have been provided, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except for potential excise taxes in connection with multi-employer pension plans, there is no tax deficiency which has been or, to the Company's knowledge, might reasonably be expected to be asserted or threatened against the Company or any Guarantor that would reasonably be expected to have a Material Adverse Effect;

                  (bb) no labor disputes exist with employees of the Company or of the Guarantors except for such disputes as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (cc) except as set forth in the Legal Proceedings section of the Company's Annual Report on Form 10-K for the year ended May 31, 2003 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 6, 2004, and the Company's Current Report on Form 8-K filed with the Commission on July 29, 2004, there are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of the Guarantors is subject other than proceedings which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect;

                  (dd) except as set forth in the Governmental Regulation; Environmental Matters section of the Company's Annual Report on Form 10-K for the year ended May 31, 2003 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 6, 2004, to the Company's knowledge, each of the Company and the Guarantors is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material (collectively, "ENVIRONMENTAL LAWS"), except where such non-compliance with Environmental Laws would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term "HAZARDOUS MATERIAL" means (1) any "HAZARDOUS

         SUBSTANCE" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (2) any "HAZARDOUS WASTE" as defined by the Resource Conservation and Recovery Act, as amended, (3) any petroleum or petroleum product, (4) any polychlorinated biphenyl, and (5) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law;

                  (ee) (i) the Company or its Subsidiaries own or possess the right to use the patents, patent licenses, trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the "INTELLECTUAL PROPERTY") reasonably necessary to carry on the business conducted by the Company and the Guarantors, taken as a whole, as conducted on the date hereof, except to the extent that the failure to own or possess the right to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) all of such patents, registered trademarks and registered copyrights owned by the Company or its subsidiaries have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Registrar of Copyrights or the corresponding offices of other jurisdictions, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, (iii) all material licenses or other material agreements under which (1) the Company or any of its subsidiaries is granted rights in Intellectual Property, other than Intellectual Property generally available on commercial terms from other sources, and (2) the Company or any of its subsidiaries has granted rights to others in Intellectual Property owned or licensed by the Company, are in full force and effect and, to the knowledge of the Company, there is no material default by the Company or its subsidiaries or the other parties thereto, except for such failures to be in full force and effect and such defaults as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (iv) neither the Company nor any Guarantor has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, except for notices the content of which if accurate would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (v) the Company and its subsidiaries do not have and, to the knowledge of the Company, none of its and their employees have any agreements or arrangements with any persons other than the Company or its subsidiaries related to confidential information or trade secrets of such persons other than such agreements that would not restrict the Company and its subsidiaries from conducting their business as currently conducted to an extent that would reasonably be expected to result in a Material Adverse Effect;

                  (ff) the Company and its Subsidiaries, taken together, have such licenses, franchises, permits, authorizations, approvals and orders of and from governmental and regulatory officials and bodies as are, to the Company's knowledge, reasonably necessary to own or lease and operate the properties and conduct the business of the Company and the Guarantors, taken as a whole, on the date hereof;

                  (gg) (i) the Company and the Guarantors have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (ii) any real property and buildings held under lease by the Company and the Guarantors are held by them under valid, subsisting and enforceable leases with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Guarantors or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and each of the Company and its subsidiaries owns or leases all such properties as are necessary to its business or operations as now conducted;

                  (hh) (i) the Company is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), except where the failure to be in such compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company is required to provide notice under Section 4043 of ERISA and would have any liability, except where such liability would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iii) except for matters that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect,
         (a) with respect to any "pension plan" (other than a "multiemployer plan" (as defined in ERISA)), the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to termination of, or withdrawal from, such "pension plan," or under
         Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder ("Code"), and (b) with respect to any "pension plan" that is a "multiemployer plan," the Company has not received notice that the Company has incurred liability under Title IV of ERISA with respect to termination of, or withdrawal from, such "pension plan," or under
         Section 412 or 4971 of the Code; (iv) except where the failure to be in such compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each "pension plan" (other than a "multiemployer plan") for which the Company and each of the Guarantors would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would reasonably be expected cause the loss of such qualification; and (v) except where the failure to be in such compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no non-exempt "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of Code) or "accumulated funding deficiency" (as defined in section 302 of ERISA) has occurred with respect to any "pension plan" (other than a "multiemployer plan") for which the Company and each of the Guarantors would have any liability;

                  (ii) (i) the Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that
         (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (ii) the Company maintains a system of "disclosure controls and procedures" (as such term is defined in Rule 13a-14(c) under the Exchange Act), except, in each case, for any failures of or weaknesses in the Company's systems of internal accounting controls or "disclosure controls and procedures" that, directly or indirectly, arise from, are related to or are implied by (A) any of the matters discussed or referenced in the Latest 8-Ks or (B) any Credit-Related Event;

                  (jj) the Company is in substantial compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 that are effective;

                  (kk) immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of the Company will exceed the sum of its stated liabilities and identified contingent liabilities; the Company is not, nor will the Company be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent;

                  (ll) neither the Company nor any of its affiliates nor any person acting on its or their behalf has offered or sold the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising in the United States;

                  (mm) except for its engagement letter with J.P. Morgan Securities Inc. dated July 16, 2004, neither the Company nor its Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Purchaser for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities;

                  (nn) other than as disclosed in the Exchange Act Documents, to the Company's knowledge, each of the Company and the Guarantors is in compliance with any and all applicable Occupational Safety and Health Administration standards and requirements (the "OSHA LAWS"), except where such non-compliance with OSHA Laws would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (oo) the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied other than this Agreement, the Registration Rights Agreement or stock purchase plans; and

                  (pp) the Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof, will not be required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         The Purchaser acknowledges and agrees that the Company has not made and does not make any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.

         4. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company that:

                  (a) the Purchaser is knowledgeable, sophisticated and experienced in business and financial matters and qualifies as an "accredited investor" as defined in Rule 501(a) of Regulation D;

                  (b) the Purchaser has been afforded access to information about the Company and the Guarantors and the financial condition, results of operations, business, property, management and prospects of the Company and the Guarantors sufficient to enable it to evaluate its investment in the Securities; the Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and the Guarantors; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities;

                  (c) the Purchaser understands that its investment in the Securities involves a high degree of risk. The Purchaser is able to bear the economic risk of its investment in the Securities and is presently able to afford the complete loss of such investment;

                  (d) the Purchaser is acquiring the Securities in the ordinary course of business solely for its own account and not as a nominee or agent for any other person and not with a view to any distribution thereof that violates the Securities Act or the securities laws of any State of the United States or any applicable jurisdiction; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act; the Purchaser does not presently have any intention, or any agreement or understanding, directly or indirectly, with any person, to distribute any of the Securities;

                  (e) the Purchaser has been duly organized or formed and is a validly existing organization in good standing under the laws of its jurisdiction of organization, with power and authority to execute and deliver this Agreement and the Registration Rights Agreement and perform its obligations hereunder and thereunder; and this Agreement and the Registration Rights Agreement and the transactions contemplated hereby and thereby have been duly authorized by the Purchaser; assuming due authorization, execution and delivery by the Company and, as to the Registration Rights Agreement, the Additional Purchasers, each of this Agreement and the Registration Rights Agreement constitutes a legally valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

                  (f) the Purchaser is a resident of that jurisdiction specified in its address for notices set forth below the signature of the Purchaser where it appears on the signature page of this Agreement;

                  (g) the Purchaser is not acquiring the Securities with assets of any "employee benefit plan" (within the meaning of Section 3(3) of ERISA) that is subject to Title I of ERISA or Section 4975 of the Code;

                  (h) assuming the capitalization of the Company set forth in its most recent Exchange Act Document, the Purchaser, together with its "affiliates" (as defined in Rule 13d-3 promulgated under the Securities Act), is the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of not more than 4.9% of the outstanding shares of Common Stock immediately after the purchase of the Securities hereunder;

                  (i)      the Purchaser is not a registered broker-dealer under
         Section 15 of the Exchange Act; and

                  (j) the Purchaser has independently evaluated the merits of its decision to purchase the Securities pursuant to the Transaction Documents, and the Purchaser confirms that it has not relied on the advice of any Additional Purchaser's business and/or legal counsel in making such decision.

         The Company acknowledges and agrees that the Purchaser has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 4.

         5. Covenants of the Company. The Company covenants and agrees with the Purchaser as follows:

                  (a) to file a supplemental listing application and use its best efforts to have the Underlying Securities approved for listing by the NYSE in accordance with its rules and regulations;

                  (b) to qualify the Securities for offering and sale under the applicable securities laws of such states as the Purchaser may designate and will continue such qualifications in effect so long as required for the resale of the Securities; provided that the Company will not be required to qualify as a foreign corporation or file a general consent to service of process in any such state;

                  (c) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all fees, costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all fees, costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) payable to rating agencies in connection with the rating of the Securities, (iii) incurred in connection with the qualification of the Securities for sale under state securities laws, (iv) in connection with the approval of the Underlying Securities for listing on the NYSE and (v) in connection with the admission for trading of the Securities in the Private Offerings, Resales and Trading through Automatic Linkages ("PORTAL") system of the National Association of Securities Dealers, Inc. ("NASD"). In addition to the foregoing (and without duplication), the Company agrees to pay the Purchaser its actual out-of-pocket expenses incurred in connection with the negotiation, due diligence and documentation of the Transaction Documents and the transactions contemplated thereby ("TRANSACTION EXPENSES"); provided, that the maximum amount of Transaction Expenses that the Company shall be obligated to pay to the Purchaser, together with all other Transaction Expenses paid in the aggregate to the Additional Purchasers, shall not exceed $150,000 in the aggregate (the "TRANSACTION EXPENSE CAP"); provided, further, that if the aggregate Transaction Expenses incurred by the Purchaser and the Additional Purchasers exceeds the Transaction Expense Cap, the Company shall be obligated to pay the Purchaser only a pro rata portion of the Transaction Expense Cap, such pro rata portion to be based upon the principal amount of the Securities purchased by the Purchaser relative to the principal amount of all the Notes purchased by the Purchaser and the Additional Purchasers in the aggregate. Except as expressly set forth in this Section 5(c) and in Sections 8 and 11, the Company shall have no obligation to pay any costs and expenses of the Purchaser (except as set forth in the Registration Rights Agreement);

                  (d) for so long as the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to the Purchaser and any holder of Securities in connection with any sale thereof and any prospective purchaser of Securities and securities analysts, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act (or any successor thereto);

                  (e) the Company will not take any action prohibited by Regulation M under the Exchange Act, in connection with the issuance of the Securities contemplated hereby;

                  (f) none of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

                  (g) none of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which will be integrated with the sale of the Securities or the Underlying Securities in a manner which would require the registration under the Securities Act of the Securities or require stockholder approval under the rules and regulations of the NYSE and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act or the rules and regulations of the NYSE with the issuance of Securities contemplated hereby;

                  (h) to use its best efforts to cause the Securities to be accepted for clearance and settlement through the facilities of the Depository Trust Company and eligible for trading on PORTAL;

                  (i) to reserve and keep available at all times, free of pre-emptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy all obligations to issue the Underlying Securities upon conversion of the Securities;

                  (j) the Company will use the proceeds from the sale of the Securities for the amortization of its senior credit facilities over the next four calendar quarters and for working capital purposes, including the repayment of any outstanding indebtedness of the Company or any of its Subsidiaries;

                  (k) the Company shall have made the following filings (collectively, the "8-K FILINGS"): on or before 8:30 a.m., New York City time, (i) on August 12, 2004, a Current Report on Form 8-K, in the form required by the Exchange Act, relating to the Bank Amendments and attaching copies of the Bank Amendments; and (ii) on August 12, 2004, a Current Report on Form 8-K, in the form required by the Exchange Act, relating to the transactions contemplated by the Transaction Documents (the "FINAL 8-K") and attaching the material Transaction Documents, or forms thereof, as exhibits to such filing. The parties understand that upon the filing of the Final 8-K, that certain Mutual Confidential Disclosure Agreement between the parties shall terminate pursuant to its terms;

                  (l) other than as set forth in the 8-K Filings, the Company covenants and agrees that neither it nor any other person or entity acting on its behalf has provided or will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company; and

                  (m) the Company agrees, (i) if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Underlying Securities, and will take such other action as is necessary or desirable to cause the Underlying Securities to be listed on such other Trading Market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

         6. Conditions to the Purchaser's Obligations. The obligation of the Purchaser hereunder to purchase the Firm Securities on the Closing Date is subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) the representations and warranties of the Company and each contained herein are true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date except for those representations and warranties already qualified by materiality and the Company shall have complied in all material respects with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                  (b) the Purchaser shall have received on and as of the Closing Date a certificate of an executive officer of the Company and each of the Guarantors, with specific knowledge about the Company's financial matters, satisfactory to the Purchaser, to the effect set forth in Section 6(a) and to the further effect that there has not occurred any Material Adverse Change since the date of the Latest 10-Q;

                  (c) Latham & Watkins LLP, special counsel for the Company and the Guarantors, shall have furnished to the Purchaser their written opinion, dated the Closing Date, in the form attached hereto as Exhibit A;

                  (d) Purchaser shall have received on and as of the Closing Date an opinion of Kent B. Magill, Vice President, General Counsel and Corporate Secretary of the Company, in the form attached hereto as Exhibit B;

                  (e) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any public notice have been given of (i) any intended downgrading or (ii) any review or possible change that does not indicate an improvement in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (f) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, any suspension or material limitation of trading in the Common Stock on the NYSE;

                  (g) the Securities shall have been approved for trading on PORTAL, subject only to notice of issuance at or prior to the time of purchase;

                  (h) the Company shall have duly executed each of the other Transaction Documents;

                  (i) the Company shall have entered into purchase agreements, including this Agreement, obligating the Company to issue on the Closing Date to the Purchaser and the Additional Purchasers, in the aggregate, at least $100 million principal amount of Notes;

                  (j) the Purchaser shall have received on and as of the Closing Date a certificate of the secretary of the Company and each of the Guarantors;

                  (k) the Company and each Guarantor shall have delivered to the Purchaser a certificate evidencing the incorporation or organization and good standing of the Company or Guarantor in its state of incorporation or organization issued by the Secretary of State of such state of incorporation or organization as of a date within 10 days of the Closing Date;

                  (l) the Company and each Guarantor shall have delivered to the Purchaser a certified copy of the Certificate of Incorporation or other organizational document as certified by the Secretary of State of its state of incorporation or organization as of a date within ten
         (10) days of the Closing Date; and

                  (m) the Company shall have delivered to the Purchaser such other documents relating to the transactions contemplated by this Agreement as the Purchaser or its counsel may reasonably request.

         The obligation of the Purchaser to purchase Additional Securities hereunder on the Option Closing Date are subject to the same conditions as are set forth above in clauses (a)-(h) with respect to the Firm Securities, provided that each reference to the Closing Date in this Section 6 shall, with respect to the closing of the sale of any Additional Securities, be deemed to be a reference to the Option Closing Date; and further provided that the representations and warranties by the Company shall be qualified by any disclosures contained in documents filed by the Company between the Closing Date and the Option Closing Date with the Commission pursuant to the Exchange Act.

         7. Conditions to the Company's Obligations. The obligations of the Company hereunder to issue and sell the Firm Securities on the Closing Date, or the Additional Securities on the Option Closing Date, as applicable, are subject to the performance by the Purchaser of all of its obligations hereunder, the accuracy in all material respects of the representations and warranties of the Purchaser contained herein on and as of the Closing Date, or the Option Closing Date, as applicable, as if made on and as of the Closing Date, or the Option Closing Date, as applicable and the due execution by the Purchaser of all other Transaction Documents to which it is a party.

         8. Indemnity and Contribution. The Company and each of the Guarantors agree to indemnify and hold harmless the Purchaser and its directors, officers, employees, members, representatives and agents and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities, including without limitation the reasonable legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted (collectively, "LIABILITIES") caused by any breach of any representation, warranty, covenant or agreement made by it in this Agreement.

         If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to the preceding paragraph, such person (the "INDEMNIFIED PERSON") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PERSON") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding; provided, however, that failure to so notify the Indemnifying Person shall not relieve such Indemnifying Person from any liability hereunder to the extent it is not materially prejudiced as a result thereof. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person, the Indemnifying Person proposes to have the same counsel represent it and the Indemnified Person, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses actually incurred shall be promptly reimbursed upon delivery to the Indemnifying Person of reasonable documentation therefor setting forth such expenses in reasonable detail. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested the Indemnifying Party to reimburse the Indemnified Party as contemplated by this paragraph, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its consent if (i) such settlement is entered into more than 60 business days after receipt by the Indemnifying Party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement and (iii) such Indemnified Party shall have given such Indemnifying Party at least 30 days' prior notice of its intention to settle. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is a party, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

         The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

         In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable to, or insufficient to hold harmless, an Indemnified Party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each Indemnifying Party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof), including legal or other expenses incurred, in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the breach that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, any equitable considerations appropriate in the circumstances. The Company and the Purchaser agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph. For purposes of this paragraph, each person, if any, who controls the Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Purchaser. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         The indemnity agreements and contribution provisions contained in this
Section 8 and the representations and warranties of the Company, the Guarantors and the Purchaser set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Purchaser or any person controlling any Purchaser or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

         9. Purchaser Participation Right. In the event that, within one year from the date of this Agreement, the Company proposes to issue equity securities or equity-linked securities in a private placement (other than pursuant to an Exclusion), the Company shall offer the Purchaser in writing the opportunity to purchase, on terms and conditions satisfactory to the Company, a portion of such securities that is equal to the percentage of the Common Stock owned by the

Purchaser immediately prior to such transaction, counting as Common Stock (on an as-converted-to-Common Stock basis without giving effect to any limitations on conversions) for the purposes of determining such percentage all issued and outstanding securities of the Company that are exchangeable or exercisable for, or convertible into, Common Stock. If the Purchaser advises the Company in writing that it desires to proceed with the opportunity, the Company and the Purchaser shall in good faith proceed to negotiate definitive documentation. If the Company and the Purchaser have not entered into binding definitive documentation for the purchase of any portion or all of such offered equity or equity-linked securities within 10 business days of such initial offer from the Company to the Purchaser, or such other time period as the Company and the Purchaser shall mutually agree, the Company's obligations under this Section 9 shall terminate as to such offer as of the close of business on such 10th business day; provided that the Company shall issue all such equity or equity-linked securities as to which such offer relates within 45 business days after making the offer to the Purchaser only upon terms and conditions (including, without limitation, unit prices and interest rates) that in all material respects and are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the offer notice, subject to the following exceptions: (i) if the subject security is Common Stock, the purchase price may be up to 10% lower than the purchase price proposed to the Purchaser, (ii) if the subject security is convertible into, or exercisable or exchangeable for Common Stock, the conversion, exercise or exchange price may be up to 5% lower than the conversion, exercise or exchange price proposed to the Purchaser and (iii) if there is any interest or dividend payable in connection with the subject security, such interest rate or dividend rate may not be more than 0.5% higher than the interest rate or dividend rate proposed to the Purchaser.

         10. Termination. The Purchaser may terminate this Agreement by notice given to the Company, if prior to the Closing Date (i) in the reasonable judgment of Purchaser a Material Adverse Effect shall have occurred between the date hereof and the Closing Date, (ii) trading in any securities of or guaranteed by the Company or securities generally on the NYSE, American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited or (iii) the failure of the Company to satisfy the conditions set forth in Section 6 of this Agreement.

         11. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

         12. Reimbursement. If this Agreement shall be terminated by the Purchaser because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Purchaser's obligations cannot be fulfilled, the Company agrees to reimburse the Purchaser for all out-of-pocket expenses

(including the reasonable fees and expenses of its counsel) incurred by the Purchaser in connection with this Agreement or the issuance of Securities contemplated hereunder.

         13. Parties. This Agreement shall inure to the benefit of and be binding upon the Company, the Guarantors and the Purchaser, any controlling persons referred to herein and their respective successors and, with respect to the Purchaser, its Permitted Assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from the Purchaser shall be deemed to be a successor by reason merely of such purchase, and rights under this Agreement may be assigned by the Purchaser only to Permitted Assigns. For purposes of this Section 13, "Permitted Assigns" shall mean: (i) an "affiliate" (as defined in Rule 501(b) of Regulation D) of the Purchaser to whom Securities are assigned and (ii) a pledgee (or a transferee of such pledgee) that succeeds to the Securities in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.

         14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by registered or certified mail, postage prepaid, return receipt requested, or otherwise delivered by hand or by messenger. Notices to the Purchaser shall be given to it:


                              -----------

                              -----------

                              -----------
                              Telephone:
                              Facsimile:
                              Attention:

                              Copy to: (for informational purposes only)

                              Schulte Roth & Zabel LLP
                              919 Third Avenue
                              New York, New York  10022
                              Telephone:       (212) 756-2000
                              Facsimile:       (212) 593-5955
                              Attention:       Eleazer N. Klein, Esq.

Notices to the Company or the Guarantors shall be given to the Company at 12 East Armour Boulevard, Kansas City, Missouri 64111; Attention: General Counsel (telefax: (816) 502-4138).

Copy to: (for informational purposes only) Latham & Watkins LLP, 633 West Fifth Street, Los Angeles, California 90071; Attention: Mary Ellen Kanoff, Esq.

         15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. To the fullest extent permitted by applicable law, the Company hereby irrevocably submit to the non-exclusive jurisdiction of any New York State court or Federal court sitting in the County of New York in respect of any suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court. The parties hereto hereby waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         16. Counterparts. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         17. Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms.

         18. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         19. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each of the parties hereto.

         20. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

         21. Survival. The respective representations, warranties, covenants and agreements of the Company and the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

         22. Independence of Purchaser and Additional Purchasers. The obligations of the Purchaser under any Transaction Document are several and not joint with the obligations of any Additional Purchaser, and the Purchaser shall be responsible in any way for the performance of the obligations of any Additional Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by the Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchaser and the Additional Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchaser and the Additional Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby. The Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any Additional Purchaser to be joined as an additional party in any proceeding for such purpose.

                           FORM OF PURCHASE AGREEMENT


         If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                                            Very truly yours,

                                            INTERSTATE BAKERIES
                                            CORPORATION


                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            BAKER'S INN QUALITY BAKED GOODS, LLC


                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            IBC SALES CORPORATION


                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            IBC SERVICES, LLC


                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

                                            INTERSTATE BRANDS CORPORATION


                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            IBC TRUCKING, LLC


                                            By:
                                                -------------------------------
                                                Name:
                                                Title:




The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written:

PURCHASER


By:
      -----------------------------
      Name:
      Title:

Jurisdiction:
             ----------------------

                                   SCHEDULE I

                               EXISTING GUARANTORS



         1)       Interstate Brands Corporation, a Delaware corporation.

         2)       IBC Sales Corporation, a Delaware corporation.

         3)       IBC Trucking, LLC, a Delaware limited liability company.

         4)       IBC Services, LLC, a Missouri limited liability company.

         5) Baker's Inn Quality Baked Goods, LLC, a Delaware limited liability company.

                           FORM OF PURCHASE AGREEMENT

                                    EXHIBIT A

                     FORM OF OPINION OF LATHAM & WATKINS LLP

                                    EXHIBIT B

                        FORM OF OPINION OF KENT B. MAGILL